SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 3, 1997

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                                  EPITOPE, INC.
               (Exact name of Registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     1-10492
                              (Commission File No.)

                                   93-0779127
                        (IRS Employer Identification No.)

         8505 S.W. Creekside Place
             Beaverton, Oregon                             97008
 (Address of principal executive offices)                (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 641-6115




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Item 5.           Other Events.

                  On June 3, 1997, Epitope, Inc., issued a press release regarding a change in management. A copy of the press release is attached as an exhibit to this report.

Item 7.           Financial Statements, Pro Forma Financial Information and
Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                  The exhibits to this report are listed in the exhibit index following the signature page.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EPITOPE, INC.


Dated:  June 4, 1997              By /s/ Gilbert N. Miller
                                     Gilbert N. Miller
                                     Executive Vice President and Chief
                                     Financial Officer



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                                  EXHIBIT INDEX


99       Press release of Epitope, Inc., dated June 3, 1997.